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                                                                    EXHIBIT 6(f)


                               AMENDMENT NO. 2 TO
                          MASTER DISTRIBUTION AGREEMENT
                                     BETWEEN
                          SHORT-TERM INVESTMENTS TRUST
                                       AND
                             FUND MANAGEMENT COMPANY



         The Master Distribution Agreement (the "Agreement"), dated February 28, 1997, by and between SHORT-TERM INVESTMENTS TRUST, a Delaware business trust, and FUND MANAGEMENT COMPANY, a Texas corporation, is hereby amended as follows:

         Appendix A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   APPENDIX A
                                       TO
                          MASTER DISTRIBUTION AGREEMENT
                                       OF
                          SHORT-TERM INVESTMENTS TRUST


Treasury Portfolio

o         Cash Management Class
o         Institutional Class
o         Personal Investment Class
o         Private Investment Class
o         Reserve Class
o         Resource Class

Treasury TaxAdvantage Portfolio

o         Cash Management Class
o         Institutional Class
o         Personal Investment Class
o         Private Investment Class
o         Reserve Class
o         Resource Class

Government & Agency Portfolio

o         Cash Management Class
o         Institutional Class
o         Personal Investment Class
o         Private Investment Class
o         Reserve Class
o         Resource Class


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         All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated:_____________________, 1998

                                       SHORT-TERM INVESTMENTS TRUST


Attest:                                By:
       ----------------------------       ---------------------------------
Name:                                  Name:    Robert H. Graham
Title:                                 Title:   President

(SEAL)

                                       FUND MANAGEMENT COMPANY


Attest:                                By:
       ----------------------------       ---------------------------------
Name:                                  Name:    J. Abbott Sprague
Title:                                 Title:   President

(SEAL)